Exhibit 10.2

AMENDMENT TO THE

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) is entered into as of the 23rd day of May 2016, by and between Home Bank, N.A. (the “Bank”) and John W. Bordelon (the “Executive”).

WITNESSETH

WHEREAS, the Bank and the Executive previously entered into an Amended and Restated Employment Agreement, dated as of March 28, 2011 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement in order to extend its term, as provided in Section 2(b) thereof.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. The last sentence in Section 2(a) of the Agreement is amended and restated to read as follows: “The terms and conditions of this Agreement shall be and remain in effect during the period beginning on the Effective Date of this Agreement and ending on June 22, 2019, plus such extensions, if any, as are provided pursuant to Section 2(b) hereof (the “Employment Period”).”

2. Except to the extent expressly amended hereby, the Agreement shall continue unmodified and shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first written above.

HOME BANK, N.A.

By:	/s/ Michael P. Maraist
Michael P. Maraist
Chairman of the Board

EXECUTIVE

/s/ John W. Bordelon
John W. Bordelon